Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports First Quarter Fiscal Year 2026 Results

Wilmington, Massachusetts (February 4, 2026) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its first quarter of fiscal year 2026, which ended on December 27, 2025. Symbotic reported revenue of $630 million, up 29% year-over-year, and net income of $13 million, compared with a net loss of $17 million in the first quarter of fiscal year 2025. Adjusted EBITDA1 reached $67 million, up significantly from $18 million in the first quarter of fiscal year 2025.
Cash and cash equivalents totaled $1.8 billion at the end of the first quarter of fiscal year 2026, reflecting a $574 million increase from the prior quarter, which includes $424 million of net proceeds from a follow-on offering.
“We are off to a strong start this fiscal year,” said Rick Cohen, Symbotic Chairman and Chief Executive Officer. “Our operational execution and product innovation are yielding tangible economic benefits for both our customers and us.”
“We delivered continued growth with profitability that exceeded our expectations driven by stronger margins,” said Izzy Martins, Symbotic Chief Financial Officer. “Looking ahead, we see a solid growth profile supported by rising deployments and expanding profitability.”
OUTLOOK
For the second quarter of fiscal 2026, Symbotic expects revenue of $650 million to $670 million, and adjusted EBITDA2 of $70 million to $75 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its first quarter fiscal year 2026 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q1-2026.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net income (loss), the most comparable GAAP measure.
2 Symbotic is not providing guidance for net income (loss), which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net income (loss) is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from its GreenBox Systems LLC joint venture, which is now doing business as Exol (“Exol”), the commercial agreement with Exol, the commercial agreement with Nueva Wal Mart de México, S. de R.L. de C.V and the acquisition of the Advanced Systems and Robotics business from Walmart;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its system;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•anticipate rapid technological changes;
•maintain the listing of the Symbotic common stock on Nasdaq; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;

•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation;
•business disruption;
•disruption to the business due to Symbotic’s dependency on Walmart;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2025. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding its financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. Symbotic believes that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended
(in thousands, except share and per share data)	December 27, 2025	September 27, 2025	December 28, 2024
Revenue:
Systems	$590,292	$582,329	$464,059
Software maintenance and support	10,885	9,271	5,525
Operation services	28,808	26,857	17,109
Total revenue	629,985	618,457	486,693
Cost of revenue:
Systems	469,873	454,209	380,990
Software maintenance and support	2,954	2,698	1,858
Operation services	23,734	32,147	22,829
Total cost of revenue	496,561	489,054	405,677
Gross profit	133,424	129,403	81,016
Operating expenses:
Research and development expenses	43,006	55,897	43,279
Selling, general, and administrative expenses	81,219	78,576	60,705
Restructuring charges	2,673	6,513	—
Total operating expenses	126,898	140,986	103,984
Operating income (loss)	6,526	(11,583)	(22,968)
Other income, net	13,246	8,076	7,823
Income (loss) before income tax and equity method investment	19,772	(3,507)	(15,145)
Income tax benefit (expense)	(615)	423	(150)
Loss from equity method investment	(5,799)	(5,885)	(1,564)
Net income (loss)	13,358	(8,969)	(16,859)
Net income (loss) attributable to noncontrolling interests	10,756	(7,272)	(13,684)
Net income (loss) attributable to common stockholders	$2,602	$(1,697)	$(3,175)

Income (loss) per share of Class A Common Stock:
Basic and Diluted	$0.02	$(0.02)	$(0.03)
Weighted-average shares of Class A Common Stock outstanding:
Basic	115,474,119	111,697,093	106,098,566
Diluted	127,870,238	n/a	n/a

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net income (loss) to Adjusted EBITDA:

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Net income (loss)	$13,358	$(8,969)	$(16,859)
Interest income	(11,600)	(8,085)	(7,769)
Income tax expense (benefit)	615	(423)	150
Depreciation and amortization	8,693	8,648	6,860
Stock-based compensation	44,118	43,671	27,081
Business combination transaction expenses	11	40	3,802
Equity method investment	5,799	5,885	1,564
Internal control remediation	2,415	1,360	3,076
Business transformation costs	2,531	1,210	—
Fair value adjustments on strategic investments	(1,661)	—	—
Restructuring charges	2,624	6,103	—
Adjusted EBITDA	$66,903	$49,440	$17,905
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Gross profit	$133,424	$129,403	$81,016
Depreciation	1,489	1,457	2,469
Stock-based compensation	12,382	6,389	2,733
Restructuring charges	(48)	(411)	—
Adjusted gross profit	$147,247	$136,838	$86,218

Gross profit margin	21.2%	20.9%	16.6%
Adjusted gross profit margin	23.4%	22.1%	17.7%
The following table reconciles GAAP research and development expenses to Adjusted research and development expenses:

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Research and development expenses	$43,006	$55,897	$43,279
Depreciation and amortization	(4,990)	(4,946)	(2,300)
Stock-based compensation	(8,150)	(13,657)	(11,939)
Adjusted research and development expenses	$29,866	$37,294	$29,040

The following table reconciles GAAP selling, general, and administrative expenses to Adjusted selling, general, and administrative expenses:

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Selling, general, and administrative expenses	$81,219	$78,576	$60,705
Depreciation and amortization	(2,214)	(2,245)	(2,090)
Stock-based compensation	(23,585)	(23,626)	(12,410)
Business combination transaction expenses	(11)	(40)	(3,802)
Internal control remediation	(2,415)	(1,359)	(3,076)
Business transformation costs	(2,531)	(1,210)	—
Adjusted selling, general, and administrative expenses	$50,463	$50,096	$39,327
The following table reconciles GAAP net cash provided by (used in) operating activities to free cash flow:

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Net cash provided by operating activities	$191,540	$530,680	$205,027
Purchases of property and equipment and capitalization of internal use software development costs	(2,052)	(36,246)	(7,357)
Free cash flow	$189,488	$494,434	$197,670

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	December 27, 2025	September 27, 2025
Class A Common Shares issued and outstanding	123,225,754	112,635,932
Class V-1 Common Shares issued and outstanding	72,982,208	74,693,311
Class V-3 Common Shares issued and outstanding	403,559,196	403,559,196
	599,767,158	590,888,439

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	December 27, 2025	September 27, 2025
ASSETS
Current assets:
Cash and cash equivalents	$1,819,102	$1,244,993
Accounts receivable	107,631	186,705
Unbilled accounts receivable	249,589	181,658
Inventories	183,680	164,390
Deferred expenses	27,807	20,532
Prepaid expenses and other current assets	70,393	86,582
Total current assets	2,458,202	1,884,860
Property and equipment, net	115,700	117,649
Intangible assets, net	75,376	79,149
Goodwill	59,871	59,871
Equity method investment	143,523	123,034
Other assets	141,386	131,166
Total assets	$2,994,058	$2,395,729
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$266,102	$286,669
Accrued expenses and other current liabilities	206,874	200,442
Deferred revenue	1,310,702	1,242,312
Total current liabilities	1,783,678	1,729,423
Deferred revenue	188,795	124,932
Other liabilities	61,374	63,629
Total liabilities	2,033,847	1,917,984
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 123,225,754 and 112,635,932 shares issued and outstanding at December 27, 2025 and September 27, 2025, respectively	14	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 72,982,208 and 74,693,311 shares issued and outstanding at December 27, 2025 and September 27, 2025, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 403,559,196 shares issued and outstanding at December 27, 2025 and September 27, 2025	40	40
Additional paid-in capital	1,997,587	1,556,611
Accumulated deficit	(1,331,181)	(1,333,783)
Accumulated other comprehensive loss	(2,693)	(2,695)
Total stockholders' equity	663,774	220,193
Noncontrolling interest	296,437	257,552
Total equity	960,211	477,745
Total liabilities and equity	$2,994,058	$2,395,729

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Cash flows from operating activities:
Net income (loss)	$13,358	$(8,969)	$(16,859)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	8,704	8,650	6,860
Amortization of leases	1,388	1,353	785
Restructuring of leases	—	3,469	—
Loss from equity method investment	5,799	5,885	1,564
Foreign currency (gains) losses, net	27	40	(32)
Loss on disposal of assets	—	63	201
Provision for excess and obsolete inventory	4,832	2,247	688
Deferred taxes, net	—	(4,205)	—
Stock-based compensation	45,941	51,967	24,603
Gain from strategic investment fair value adjustment	(1,661)	—	—
Changes in operating assets and liabilities:
Accounts receivable	79,090	(50,495)	67,376
Inventories	(24,122)	(28,690)	(10,425)
Prepaid expenses and other current assets	(51,726)	9,907	10,826
Deferred expenses	(7,275)	(1,589)	(2,164)
Other assets	2,335	25,624	(2,643)
Accounts payable	(23,857)	56,360	31,145
Accrued expenses and other current liabilities	8,718	17,969	45,540
Deferred revenue	132,244	489,118	58,336
Acquisition-related consideration paid to customer	—	(45,000)	—
Other liabilities	(2,255)	(3,024)	(10,774)
Net cash provided by operating activities	191,540	530,680	205,027
Cash flows from investing activities:
Purchases of property and equipment and capitalization of internal use software development costs	(2,052)	(36,246)	(7,357)
Acquisitions of strategic investments	(38,528)	(87,656)	(17,992)
Cash paid for business acquisitions	—	58,169	—
Net cash used in investing activities	(40,580)	(65,733)	(25,349)
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	—	(3,012)
Net proceeds from issuance of common stock under employee stock purchase plan	—	1,622	—
Distributions to or on behalf of Symbotic Holdings LLC partners	(1,222)	—	(850)
Proceeds from issuance of Class A common stock	424,368	—	—
Net cash provided by (used in) financing activities	423,146	1,622	(3,862)

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8	(16)	(84)
Net increase in cash, cash equivalents, and restricted cash	574,114	466,553	175,732
Cash, cash equivalents, and restricted cash - beginning of period	1,247,193	780,640	730,354
Cash, cash equivalents, and restricted cash - end of period	$1,821,307	$1,247,193	$906,086

	Three Months Ended
(in thousands)	December 27, 2025	September 27, 2025	December 28, 2024
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$1,819,102	$1,244,993	$903,034
Restricted cash	2,205	2,200	3,052
Cash, cash equivalents, and restricted cash	$1,821,307	$1,247,193	$906,086